JONES LANG LASALLE®

Real value in a changing world

Supplemental Information Third Quarter Earnings Call 2010 Exhibit 99.2

Market & Financial Overview

London,
Washington DC
Paris, Seoul
Hong Kong,
Shanghai
Beijing
Capital Value
growth slowing
Capital Value
growth
accelerating
Capital Value
bottoming out
Capital Value
falling
Americas
EMEA
Asia Pacific
Hong Kong
Detroit
Brussels, Dallas
Shanghai
Capital Values
Q3 2009 Q3 2010
Capital Value
growth slowing
Capital Value
falling
Capital Value
growth
accelerating
Capital Value
bottoming out
Singapore, Toronto
As of Q3 2010
The Jones Lang LaSalle Property Clocks
SM
Amsterdam, Milan, Sao Paulo,
Sydney
Berlin, Mumbai, New
York, San Francisco
Stockholm
Brussels, Moscow,
Paris, Washington DC
Amsterdam, Milan,
Mumbai, Sydney
Moscow, New York,
Sao Paulo
Chicago, San Francisco,
Singapore, Toronto
Beijing, London,
Seoul
Berlin, Philadelphia,
Stockholm, Tokyo
Detroit, Philadelphia
Chicago, Dallas
Tokyo

Paris, Stockholm
Rental growth
slowing
Rental growth
falling
Rental
growth
accelerating
Rents
bottoming
out
Americas
EMEA
Asia Pacific
Leasing Market Fundamentals
Q3 2009
London, Sydney
Amsterdam, Berlin,
Dallas, Milan,
San Francisco
Los Angeles, New York
Hong Kong,
Mumbai
Atlanta, Detroit, Seoul
Shanghai
Q3 2010
Beijing,
Hong Kong
London
,
Shanghai
Milan
Chicago, Rome,
Seoul
Rental growth
slowing
Rental growth
falling
Rental
growth
accelerating
Rents
bottoming
out
Detroit
Los Angeles,
New York
As of Q3 2010
The Jones Lang LaSalle Property Clocks
SM
Brussels
Amsterdam, Atlanta,
Dallas
Berlin, Mumbai,
San Francisco,
Sydney, Tokyo
Moscow, Singapore,
Washington DC
Chicago, Rome
Stockholm,
Washington DC
Brussels,
Singapore
Beijing, Paris
Moscow, Tokyo

Demonstrating Competitive Strength

Achieving Results on 2010 Priorities
•
Grow market share
–
Leasing momentum continues; Q3 revenue up > 20% in local currency across all regions
–
Project & Development Services revenue up 25% in Q3
•
Improve operating income margins and maintain cost discipline
–
Adjusted operating income margin of 7.2% YTD, 4.3% in 2009
–
Compensation as a % of revenue is 65.4% YTD, 66.3% in 2009
–
Operating, administration and other as a % of revenue decreased 1.5% in Q3 and 1.0% YTD
•
Continue to build annuity revenue
–
Expand corporate outsourcing leadership; 81 new wins, expansions and renewals YTD
–
Property & Facility Management revenue up 10% in Q3 driven by 20% growth in Americas
•
LaSalle Investment Management: leverage global scale and market reputation
–
Strong pace of capital raised, $5.3 billion in net new capital commitments YTD
–
Well-positioned for emerging opportunities; $2.5 billion of investments made YTD, $1.7 billion in Q3
•
Maintain strong financial position
–
Renewed bank credit facility, capacity increased to $1.1 billion; maturity extended to September 2015
–
New pricing at LIBOR + 2.25% (all in ~ 2.50%)
–
Increased capacity provides strength, liquidity to meet current commitments and capitalize on new opportunities

Q3 Selected Business Wins and Expansions
MULTI-
REGIONAL
Sony Electronics 6M sf
Citi 28M sf Senate Square, Washington DC $78M
International Paper 18M sf Royal Palm, South Beach FL $126M
BBVA Compass 6M sf Dassault Systèmes, Waltham MA 320k sf
Ally Financial 5M sf Verisign, Reston VA 221k sf
Sheraton Chicago Hotel $158M Southern Union Company, Houston TX 193k sf
Stanley Black & Decker 8M sf The Lutetia, Paris €145M
O'Parinor Shopping Centre, Paris €223M Turkish Retail
Grand Buildings, London £173M Liber/Linklaters/Episerver, Sweden 101k sf
Bicocca, Milan €62M
Australian Federal Police 430k sf Courtyard by Marriott, Gold Coast Australia $46M
Tyco Electronics, Shanghai 127k sf HiTi Digital, Taiwan 420k sf
Direct Factory Outlets, Australia $473M King & Wood PRC Lawyers, Beijing 97k sf
Galaxy Department Store, Taipei $95M MARG, Chennai 116k sf
IBIS Bencoolen, Singapore Agriculture Bank of China 328M sf

Third Quarter Financial Information

Q3 2010 Revenue Performance
Note: Equity losses of $5.0M and $2.0M in 2009 and 2010, respectively, are included in segment results, however, are excluded from Consolidated totals.
Americas EMEA Asia Pacific
$238.8
$309.1
2009 2010
29%
$154.2
$169.3
2009 2010
18%
$136.4
$165.0
2009 2010
15%
$63.0
$60.9
2009 2010
3%
Consolidated
$595.3
$708.4
2009 2010
20%
($ in millions; % change in local currency )
LIM

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Jones Lang LaSalle

Asia Pacific

Q3 2010 Real Estate Services Revenue
Americas EMEA
Leasing
Capital Markets &
Hotels
Property & Facility
Management
Project &
Development Services
Advisory, Consulting
& Other
Total RES
Operating Revenue
$152.6
$25.2
$62.6
$40.7
$28.0
$309.1
38%
127%
20%
16%
6%
29%
$47.8
$31.1
$32.6
$29.2
$28.6
$169.3
42%
11%
6%
20%
8%
18%
$35.2
$18.3
$75.6
$19.2
$16.7
$165.0
21%
13%
5%
69%
8%
15%
$235.6
$74.6
$170.8
$89.1
$73.3
$643.4
36%
34%
10%
25%
22%
Total RES
Revenue
2%
($ in millions; % change in local currency over Q3 2009)
Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses).

YTD 2010 Revenue Performance
Note: Equity losses of $56.2M and $10.9M in 2009 and 2010, respectively, are included in segment results, however, are excluded from Consolidated totals.
($ in millions; % change in local currency )
Americas EMEA Asia Pacific
$686.9
$833.1
2009 2010
21%
$417.9
$491.4
2009 2010
21%
$360.5
$455.3
2009 2010
17%
$178.7
$144.1
2009 2010
21%
Consolidated
$1,665.6
$1,969.4
2009 2010
17%
LIM

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JONES LANG LASALLE

Asia Pacific

YTD 2010 Real Estate Services Revenue
($ in millions; % change in local currency over YTD 2009)
Americas EMEA
Leasing
Capital Markets &
Hotels
Property & Facility
Management
Project &
Development Services
Advisory, Consulting
& Other
Total RES
Operating Revenue
$410.2
$49.0
$182.7
$110.8
$80.1
$832.8
27%
97%
24%
4%
1%
21%
$133.4
$89.3
$102.3
$82.8
$83.6
$491.4
34%
34%
13%
16%
5%
20%
$97.1
$52.3
$214.4
$44.7
$46.8
$455.3
32%
55%
3%
33%
7%
16%
$640.7
$190.6
$499.4
$238.3
$210.5
$1,779.5
29%
52%
12%
8%
3%
19%
Total RES
Revenue
Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses).

$13.7
$176.2
$3.3
$61.7
Q3 2010
YTD 2010
Transaction & Incentive Fees
Advisory Fees

Separate Account
Management
(Firm’s co-investment =
$17.0M)
•
$19.0 billion of assets
under management
(16% increase from 2009)
(1)
AUM data reported on a one quarter lag
Fund Management
(Firm’s co-investment =
$160.0M)
•
$14.1 billion of assets
under management
(13% decline from 2009)
Public Securities
(Firm’s co-investment =
$0.1M)
•
$7.1 billion of assets
under management
(42% increase over 2009)
Q3 2010 Statistics
(1)
Q3 2010
YTD 2010
New Separate Accounts Mandates $500 $4,200
Net New Equity for Funds and Public Securities 500 1,100
Net New Capital Commitments $1,000 $5,300
Total AUM $40.2 billion
Operating Revenue
LaSalle Investment Management
Premier global investment manager
1%
5%
Capital Raising Summary
($ in millions; % change in local currency )

Solid Cash Flows and Balance Sheet Position
•
Strong cash from earnings growth
•
Paid first deferred Staubach obligation
of $76 million
(2)
•
Renewed and extended credit facility
-
Capacity increased to $1.1 billion,
previously $840 million
-
Maturity extended to September 2015
•
Investment grade ratings affirmed:
Standard & Poor’s:
BBB- (Outlook: Stable)
Moody’s Investor Services:
Baa2 (Outlook: Stable)
YTD 2010 Highlights
Cash Flows
Q3 2010
YTD
Q3 2009
YTD
Cash from Earnings $192 $135
Working Capital (84) (91)
Cash from Operations $108 $44
Primary Uses
Capital Expenses
(1)
(23) (31)
Acquisitions & Deferred Payment Obligations (113) (15)
Co-Investment (25) (26)
Dividends (4) (4)
Net Cash Outflows ($165) ($76)
Net Share Activity & Other Financing (27) 192
Net Debt  (Borrowings) / Repayments ($84) $160
Balance Sheet
Q3 2010 Q3 2009
Cash $72 $57
Short Term Borrowings 29              57
Credit Facilities 253 292
Net Bank Debt $210 $292
Deferred Business Obligations 299           392
Total Net Debt $509 $684
(1) YTD Capital Expenditures for 2010 and 2009 net of tenant improvement allowances received were $22 million and $25 million, respectively
(2) $78 million due less $2 million deferred in accordance with the merger agreement

($ in millions; % change in local currency )

Appendix

Q3 2010 Adjusted EBITDA
*
Performance
Americas EMEA Asia Pacific LIM
$38.9
$46.0
2009 2010
$1.4
$7.4
2009 2010
$10.4
$11.0
2009 2010
$14.5
$15.6
2009 2010
Consolidated
$66.2
$78.7
2009 2010
* Refer to slide 18 for Reconciliation of GAAP Net Income (Loss) to EBITDA and adjusted EBITDA for the three months ended September 30, 2010, and 2009, for details relative to these adjusted EBITDA calculations. Segment adjusted EBITDA is calculated by adding the segment’s Depreciation and amortization and non-cash co-investment charges to its reported Operating income (loss), which excludes Restructuring charges. Consolidated adjusted EBITDA is the sum of the adjusted EBITDA of the four segments less net income attributable to non-controlling interests and dividends on unvested common stock.
($ in millions)

YTD 2010 Adjusted EBITDA
*
Performance
Americas EMEA Asia Pacific
$81.6
$105.2
2009 2010
($9.4)
$12.7
2009 2010
$15.4
$33.7
2009 2010
$42.6
$39.5
2009 2010
Consolidated
$126.4
$193.7
2009 2010
* Refer to slide 18 for Reconciliation of GAAP Net Income (Loss) to EBITDA and adjusted EBITDA for the nine months ended September 30, 2010, and 2009, for details relative to these adjusted EBITDA calculations. Segment adjusted EBITDA is calculated by adding the segment’s Depreciation and amortization and non-cash co-investment charges to its reported Operating income (loss), which excludes Restructuring charges. Consolidated adjusted EBITDA is the sum of the adjusted EBITDA of the four segments less net income attributable to non-controlling interests and dividends on unvested common stock.
($ in millions)
LIM

($ in millions)
Reconciliation of GAAP Net Income (Loss) to
Adjusted Net Income
Note: Basic shares outstanding are used in the calculation of GAAP EPS for the nine months ending September 30, 2009, as the use of dilutive shares outstanding would cause that EPS calculation to be anti-dilutive.
2010 2009 2010 2009
GAAP net income (loss) 37.1 $       19.8 $       69.1 $       (56.1) $
Shares (in 000's) 44,089 43,300 44,064 37,432
GAAP earnings (loss) per share 0.84 $       0.46 $       1.57 $       (1.50) $
GAAP net income (loss) 37.1 $       19.8 $       69.1 $       (56.1) $
Restructuring, net of tax 0.3 3.6 4.2 31.1
Non-cash co-investment charges, net of tax 0.7            3.2 7.4 40.4
Adjusted net income 38.1 $       26.6 $       80.7 $       15.4 $
Shares (in 000's) 44,089 43,300 44,064 38,880
Adjusted earnings per share 0.86 $       0.61 $       1.83 $       0.40 $
Three Months Ended
September 30,
Nine Months Ended
September 30,

($ in millions)
Reconciliation of GAAP Net Income (Loss) to
EBITDA and Adjusted EBITDA
2010 2009 2010 2009
Net income (loss) 37.1 $         19.8 $         69.1 $         (56.1) $
Interest expense, net of interest income 11.5            16.3            35.7            43.6
Provision (benefit) for income taxes 11.1            3.5              20.8            (9.8)
Depreciation and amortization 17.7            18.7            53.0            64.6
EBITDA 77.4 $         58.3 $         178.6 $       42.3 $
Non-cash co-investment charges 0.9              3.7              9.6              47.5
Restructuring 0.4              4.2              5.5              36.6
Adjusted EBITDA 78.7 $         66.2 $         193.7 $       126.4 $
Three Months Ended
September 30, September 30,
Nine Months Ended